American Funds Insurance Series®

Blue Chip Income and Growth Fund

Summary Prospectus Supplement

January 1, 2019

(for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2018, as supplemented to date)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Christopher D. Buchbinder	11 years	Partner – Capital Research Global Investors
James B. Lovelace	11 years	Partner – Capital Research Global Investors
Alex Sheynkman	1 year	Partner – Capital Research Global Investors
Lawrence R. Solomon	Less than 1 year	Partner – Capital Research Global Investors
James Terrile	6 years	Partner – Capital Research Global Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-057-0119O CGD/8024-S69977